Exhibit 10(iii)(d)

                           Amended and restated as of December 23, 1996

                      THE HARTFORD STEAM BOILER INSPECTION
                              AND INSURANCE COMPANY
                             1985 STOCK OPTION PLAN


                 ARTICLE I - PLAN ADMINISTRATION AND ELIGIBILITY

1.1      Purpose

         The purpose of the 1985 Stock Option Plan is to attract and retain persons of ability as employees of the Company and its Subsidiaries and to motivate such employees to exert their best efforts to contribute to the long-term growth of the Company by encouraging ownership in the Company. The Plan is further designed to promote a closer identity of interest between key employees and the Company's stockholders. The Plan has been amended and restated, effective January 1, 1987, to provide for the payment of a Related Tax Benefit upon the exercise of certain options and for awards of Restricted Stock.

1.2      Definitions

         (a) "Appreciation" shall mean the excess of the Fair Market Value of a share over the option price per share specified in an option agreement multiplied by the number of shares subject to the option or portion thereof which is surrendered.

         (b) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

         (c) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

         (d) "Beneficiary" shall mean the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an option or Stock Appreciation Right by bequest or inheritance or by reason of the death of the Optionee. In the case where a Participant's right to shares of Restricted Stock vest as provided in
                  Section 2.6(d) on or prior to his date of death, the term "Beneficiary" shall also mean the legal representative of the estate of the Participant or the person or persons who shall acquire the right to such vested shares of Stock by bequest or inheritance or by reason of the death of such Participant.

         (e)      "Board" shall mean the Board of Directors of the Company.

         (f) "Change in Control" shall be deemed to have occurred if the events set forth in any one of the following paragraphs shall have occurred:

                                     (I) any Person is or becomes the Beneficial
                           Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph
                           (III) below; or

                                     (II) the  following  individuals  cease for
                           any reason to constitute a majority of the number of directors then serving: individuals who, on December 23, 1996, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 23, 1996 or whose appointment, election or nomination for election was previously so approved or recommended; or

                                     (III)  there is  consummated  a  merger  or
                           consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                            (IV) the  shareholders of the Company approve a plan
                           of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                            Notwithstanding the foregoing, a "Change in Control"
                  shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

         (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (h) "Committee" shall mean the Human Resources Committee of the Board or any future committee of the Board performing similar functions.

         (i) "Company" shall mean The Hartford Steam Boiler Inspection and Insurance Company and, except in determining under Section 1.2(f) hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets which assumes this Plan by operation of law, or otherwise.

         (j) "Disability" shall mean any condition which would entitle an employee of the Company or a Subsidiary to receive benefits under the Company's Long-Term Disability Plan or any long-term disability plan maintained by the Subsidiary.

         (k) "Exchange Act" shall mean the Securities Act of 1934, as amended.

         (l) "Fair Market Value" shall mean the average of the high and low prices per share of the Company's Stock as reported by the New York Stock Exchange Composite Transaction Reporting System
                  (NYSE) on the date for which the Fair Market Value is being determined, or if no quotations are available for the Company's Stock, for the next preceding date for which such a quotation is available. If shares of Company Stock are not then listed on the NYSE, Fair Market Value shall be reasonably determined by the Committee, in its sole discretion.

         (m)      "Incentive Stock Option" shall mean an option described in
                  Section 422A of the Code.

         (n) "Nonstatutory Stock Option" shall mean an option which does not qualify as an Incentive Stock Option under Section 422A of the Code.

         (o) "Optionee" shall mean an employee of the Company or one of its Subsidiaries to whom an option is granted.

         (p) "Participant" shall mean an employee of the Company or one of its Subsidiaries to whom an option is granted or to whom Restricted Stock is awarded.

         (q)      "Person" shall have the meaning given in Section
                  3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates,
                  (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         (r) "Plan" shall mean The Hartford Steam Boiler Inspection and Insurance Company 1985 Stock Option Plan, as amended.

         (s) "Related Tax Benefit" shall mean the payment to an Optionee, upon the exercise of a Nonstatutory Stock Option designated by the Committee as subject to a Related Tax Benefit, of an amount, computed in accordance with the following formula where X equals the lower of the percent established by the Committee at the time of grant of the Related Tax Benefit, or the highest marginal rate imposed under Section 1 of the Code for the taxable year in which the exercise occurs:

                  (i) X percent of the excess of the Fair Market Value of one share of Stock over the respective option price per share multiplied by the number of whole and fractional shares of Stock distributed by the Company to the Optionee with respect to such an exercised option or portion of such an option, the Fair Market Value to be determined as of the date of such distribution; divided by

                  (ii)     One (1) minus X percent.

         (t) "Restricted Stock" shall mean one or more shares of Stock awarded to an eligible employee under Section 2.6 of the Plan and subject to the terms and conditions set forth in Section 2.6.

         (u) "Retirement" shall mean the termination of employment under circumstances which entitle an employee to receive retirement benefits under the Company's Employees' Retirement Plan or any Subsidiary's retirement plan.

         (v)      "Stock" shall mean the Common Stock of the Company.

         (w) "Stock Appreciation Right" shall mean a right to surrender to the Company all or any portion of an option and, as determined by the Committee, to receive in exchange therefor cash or whole shares of Stock (valued at current Fair Market Value) or a combination thereof having an aggregate value equal to the excess of the current Fair Market Value of one (1) share over the option price of one (1) share specified in such option grant multiplied by the number of shares subject to such option or the portion thereof which is surrendered.

         (x) "Subsidiary" shall mean any corporation of which at least 50% of the voting stock is owned by the Company and/or one or more of its other Subsidiaries.

1.3      Administration

         The Plan shall be administered by the Committee as defined herein. No member of the Committee shall be eligible to be granted an option under the Plan. Each member of the Committee shall be a "disinterested director" within the meaning of Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have the responsibility of interpreting the Plan and establishing and amending such rules and regulations necessary or appropriate for the administration of the Plan or for the continued qualification of any Incentive Stock Options granted hereunder. In addition, the Committee shall have the authority to designate the employees who shall be granted options and awarded Restricted Stock under the Plan and the amount and nature of the options, related rights and awards to be granted to each such employee. All interpretations of the Plan or of any options, related rights or awards issued under it made by the Committee or any subcommittee shall be final and binding upon all persons having an interest in the Plan. No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan or any option granted hereunder.

1.4      Eligibility

         Executive and middle management employees of the Company or its Subsidiaries shall be eligible to receive grants of stock options and awards of Restricted Stock under the Plan.


1.5      Stock Subject to the Plan

         (a) The maximum number of shares which may be optioned or awarded under the Plan shall be 2,600,000 shares of Stock. Preferred Stock may be used in lieu of grants of Stock under the Plan subject to further authorization of the Board of the Company. The limitation on the number of shares which may be optioned or awarded under the Plan shall be subject to adjustment under
                  Section 3.2 of this Plan.

         (b) If any outstanding option under the Plan for any reason expires, lapses or is terminated, the shares of the Stock which were subject to such option shall be restored to the total number of shares available for grant pursuant to the Plan. Shares as to which there is a surrender in whole or in part of an option upon the exercise of a Stock Appreciation Right shall not again be available for grant pursuant to the Plan. Stock delivered upon the exercise of a Stock Appreciation Right shall not be charged against the number of shares of Stock available for the grant of options.

          (c) Upon the exercise of an option or a Stock Appreciation Right, or payment of a Restricted Stock award, the Company may distribute newly issued shares or shares previously repurchased on behalf of the Company through a broker or other independent agent designated by the Committee. Such repurchases shall be subject to such rules and procedures as the Committee may establish hereunder and shall be consistent with such conditions as may be prescribed from time to time by law or by the Securities and Exchange Commission ("SEC") in any rule or regulation or in any exemptive order or no-action letter issued by the SEC to the Company or the broker with respect to the making of such purchase or otherwise.


ARTICLE II - OPTIONS, RELATED TAX BENEFITS, STOCK APPRECIATION
RIGHTS AND RESTRICTED STOCK

2.1      Granting of Options

         The Committee may grant Incentive Stock Options (ISOs), Nonstatutory Stock Options or any combination thereof, provided that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year (under this Plan and any other option plan of the Company or its Subsidiaries) shall not exceed $100,000. No such maximum limitation shall apply to Nonstatutory Stock Options.

2.2      Terms and Conditions of Options

         Each option granted under the Plan shall be authorized by the Committee and shall be evidenced by a written agreement, in a form approved by the Committee, containing the following terms and conditions and such other terms and conditions as the Committee may deem appropriate:

          (a) Option Term - Each option agreement shall specify the term for which the option thereunder is granted and shall provide that the option shall expire at the end of such term. In no event shall any option be exercisable any earlier than one year after the date of such grant. The Committee shall have authority to grant options exercisable in cumulative or non-cumulative installments. No option shall be exercisable after the expiration of ten years from the date upon which such option is granted. Notwithstanding anything to the contrary contained herein, in the event of a Change in Control, all outstanding options shall immediately become exercisable.

          (b) Option Price - The option price per share shall be determined by the Committee at the time an option is granted, and shall not be less than the Fair Market Value of one share of Stock on the date the option is granted.

         (c)      Exercise of Option -

                    (1) Options may be exercised only by written notice to the Company accompanied by the proper amount of payment for the shares.

                    (2) No ISO granted prior to January 1, 1987 shall be exercised while there is outstanding any other ISO previously granted to the employee, pursuant to the Plan or any other plan of the Company or any Subsidiary (or a predecessor of any such corporations) to purchase shares of Stock or stock of any Subsidiary (or any predecessor of any such corporations). For purposes of this section, an ISO shall be treated as outstanding until such option is exercised in full or expires by reason of the lapse of time. An ISO shall be considered exercised in full when either the underlying option or the related Stock Appreciation Right is exercised.

                    (3) The Committee may postpone any exercise of an option or a Stock Appreciation Right or the delivery of Stock following the lapse of certain restrictions with respect to awards of Restricted Stock for such time as the Committee in its discretion may deem necessary, in order to permit the Company with reasonable diligence
                         (i) to effect or maintain registration of the Plan or the shares issuable upon the exercise of the option or the Stock Appreciation Right or the lapse of certain restrictions respecting awards of Restricted Stock under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, or (ii) to determine that such shares and Plan are exempt from such registration; the Company shall not be obligated by virtue of any option agreement or any provision of the Plan to recognize the exercise of an option or the exercise of a Stock Appreciation Right or the lapse of certain restrictions respecting awards of Restricted Stock to sell or issue shares in violation of said Act or of the law of the government having jurisdiction thereof. Any such postponement shall not extend the term of an option; neither the Company nor its directors or officers shall have any obligation or liability to the Optionee of an option or Stock Appreciation Right, or to the Optionee's Beneficiary with respect to any shares as to which the option or Stock Appreciation Right shall lapse because of such postponement.

                    (4) To the extent an option is not exercised for the total number of shares with respect to which such options become exercisable, the number of unexercised shares shall accumulate and the option shall be exercisable, to such extent, at any time thereafter, but in no event later than ten years from the date the option was granted or after the expiration of such shorter period (if any) which the Committee may have established with respect to such option pursuant to Subsection (a) of this Section 2.2.

          (d) Payment of Purchase Upon Exercise - Payment for the shares as to which an option is exercised shall be made in one of the following ways:

                    (1) payment in cash of the full option price of the shares purchased;

                    (2) if permitted by the Committee, the delivery of Stock of the Company held by the purchaser for at least six months accompanied by the certificates therefor registered in the name of such purchaser and properly endorsed for transfer, having a Fair Market Value (as of the date of exercise) equal to the full option price; or

                    (3) if permitted by the Committee, a combination of cash and Stock (as described in (2) above) such that the sum of the amount of cash and the Fair Market Value of the Stock (as of the date of exercise) is equal to the full option price.

          (e) Nontransferability - No option or Stock Appreciation Right granted under the Plan shall be transferable other than by will or by the laws of descent and distribution subject to Section 2.5 hereunder. During the lifetime of an Optionee, an option or Stock Appreciation Right shall be exercisable only by such Optionee.

          (f) Laws and Regulations - The Committee shall have the right to condition any issuance of shares to any Optionee or Participant hereunder on such Optionee's or Participant's undertaking in writing to comply with such restrictions on the subsequent disposition of such shares as the Committee shall deem necessary or advisable as a result of any applicable law or regulation. In the case of Stock issued or cash paid upon exercise of options or associated Stock Appreciation Rights, or payment of a Related Tax Benefit or the lapse of restrictions with respect to Restricted Stock awarded to a Participant under the Plan, the Optionee, Participant or other person receiving such Stock or cash shall be required to pay to the Company or a Subsidiary the amount of any taxes which the Company or Subsidiary is required to withhold with respect to such Stock or cash. The Company or a subsidiary may, in its sole discretion, permit an optionee or participant or other person receiving such Stock or cash to satisfy any federal, state or local (if any) tax withholding requirements, in whole or in part by (i) delivering to the Company or subsidiary shares of Stock held by such optionee, participant or other person having a Fair Market Value equal to the amount of the tax or (ii) directing the Company or subsidiary to retain Stock otherwise issuable to the optionee, participant or other person under the Plan having a Fair Market Value equal to the amount of the tax. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

          (g) Modification - The Committee shall have authority to modify an option agreement without the consent of the Optionee, provided that such modification does not affect the exercise price or otherwise materially diminish the value of such option agreement to the Optionee, and provided further, that except in connection with an amendment to the Plan, the Committee shall not have authority to make any modification to any particular option agreement that materially increases the value of the option agreement to the Optionee.

2.3      Related Tax Benefit

          (a) The Committee may, but shall not be required to designate an option, either at date of grant of a Nonstatutory Stock Option or thereafter, as being subject to a Related Tax Benefit. A Related Tax Benefit shall be payable to the Optionee only upon the exercise of the option with which it is associated and payment shall be made at the time of such exercise. The conditions and limitations of a Related Tax Benefit shall be determined by the Committee and the Committee shall have the authority to amend the formula set forth in Subsection (s) of Section 1.2 at any time without the consent of the Optionee.

          (b) On and after January 1, 1987, an Optionee may, with respect to any unexercised Incentive Stock Option, apply to the Committee to elect to convert, at the discretion of the Committee, such option to a Nonstatutory Stock Option. The Committee may, but shall not be required to, approve such conversion to a Nonstatutory Stock Option. Effective upon approval of such conversion by the Committee, the option that was an Incentive Stock Option prior to such conversion shall cease to be an option described in Section 422A of the Code and shall be deemed to be a Nonstatutory Stock Option. Following the approval of such conversion, the Committee may, in accordance with the provisions of Section 2.3(a), designate such Nonstatutory Stock Option as being subject to a Related Tax Benefit in accordance with the provisions of this
               Section 2.3.

          (c) A Related Tax Benefit shall be payable in cash or, at the discretion of the Committee, in Stock or a combination of cash and Stock such that the sum of the amount of cash, if any, and the Fair Market Value of the Stock (as of the date of exercise) is equal to the amount of such Related Tax Benefit. Payment of any Related Tax Benefit shall be subject to the provisions of
               Section 2.2(f) respecting the payment of taxes which the Company or Subsidiary is required to withhold.

2.4      Stock Appreciation Rights

          (a) The Committee may, but shall not be required to, grant a Stock Appreciation Right to the Optionee either at the time an option is granted or by amending the option agreement at any time during the term of such option. A Stock Appreciation Right shall be exercisable only during the term of the option with which it is associated. The Stock Appreciation Right shall be an integral part of the option with which it is associated and shall have no existence apart therefrom. The conditions and limitations of the Stock Appreciation Right shall be determined by the Committee and shall be set forth in the option agreement or amendment thereto. An amendment granting a Stock Appreciation Right shall not be deemed to be a grant of a new option for purposes of the Plan.

          (b)  A Stock Appreciation Right may be exercised by:

               (1) filing with the Secretary of the Company a written election, which election shall be delivered by the Secretary to the Committee specifying:

                    (i)  the option or portion thereof to be surrendered; and

                    (ii) the percentage of the  Appreciation  which the Optionee desires to receive in cash, if any; and

               (2) surrendering such option for cancellation or partial cancellation, as the case may be, provided, however, that any election to receive any portion of the Appreciation in cash shall be of no force or effect unless and until the Committee shall have consented to such election.

          (c) No election to receive any portion of the Appreciation in cash shall be filed with the Secretary and no Stock Appreciation Right shall be exercised to receive any cash unless such election and exercise shall occur during the period (hereinafter referred to as the "Cash Window Period") beginning on the third business day following the date of release for publication by the Company of a regular quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date. The Committee may consent to the election of a holder to receive any portion of the Appreciation in cash at any time after such election has been made. If such election is consented to, the Stock Appreciation Right shall be deemed to have been exercised during the Cash Window Period in which, or next occurring after which, the Optionee completed all acts required of him under the preceding paragraphs to exercise the Stock Appreciation Right. Any Stock Appreciation Right exercised during said Cash Window Period shall be valued and deemed exercised as of the date during such Cash Window Period when the average of the high and low prices for the shares of Stock as reported by the NYSE is the highest.

2.5 Exercise of Option or Stock Appreciation Right in the Event of Termination of Employment or Death

          (a) Options and associated Stock Appreciation Rights shall terminate immediately upon the termination of the Optionee's employment with the Company or a Subsidiary unless the option agreement of such Optionee provides otherwise. The conditions established by the Committee in the agreement for exercising options and Stock Appreciation Rights following termination of employment are limited by the following restrictions.

                  (1) If termination of employment is by reason of the death of the Optionee, no exercise by the Optionee's Beneficiary may occur more than two years after the Optionee's death.

                  (2) If termination of employment is the result of Disability or Retirement, no exercise by the Optionee or his Beneficiary may occur more than two years following such termination of employment.

                  (3) If termination of employment is for a reason other than death, Disability, Retirement or "involuntary termination for cause", no exercise by the Optionee may occur more than three months following such termination of employment. As used herein "involuntary termination for cause" shall mean termination of employment by reason of the Optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Company or its Subsidiaries. Whether an involuntary termination is for "cause" will be determined in the sole discretion of the Committee.

          (b) If the Optionee should die after termination of employment, such termination being for a reason other than Disability, Retirement or involuntary termination for cause, but while the option is still exercisable, the option or associated Stock Appreciation Right, if any, may be exercised by the Beneficiary of the Optionee no later than one year from the date of termination of employment of the Optionee.

          (c) Under no circumstances may an option or Stock Appreciation Right be exercised by an Optionee or Beneficiary after the expiration of the term specified in the option agreement.

2.6      Awarding of Restricted Stock

          (a) The Committee shall from time to time in its absolute discretion select from among the eligible employees the Participants to whom awards of Restricted Stock shall be granted and the number of shares subject to such awards. Each award of Restricted Stock under the Plan shall be evidenced by an instrument delivered to the Participant in such form as the Committee shall prescribe from time to time in accordance with the Plan. The Restricted Stock subject to such award shall be registered in the name of the Participant and held in escrow by the Committee during the Restricted Period (as defined herein).

          (b) Upon the award to a Participant of shares of Restricted Stock pursuant to Section 2.6(a), the Participant shall, subject to Subsection (c) of this Section 2.6, possess all incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

          (c) Shares of Restricted Stock awarded to a Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for a period of five years, or such shorter period as the Committee shall determine, from the date on which the award is granted (the "Restricted Period"). The Committee may also impose such other restrictions and conditions on the shares as it deems appropriate and any attempt to dispose of any such shares of Restricted Stock in contravention of such restrictions shall be null and void and without effect. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award. In no event shall the Restricted Period end with respect to awarded shares prior to the satisfaction by the Participant of any liability arising under Section 2.2(f).

          (d) The restrictions described in Section 2.6(c) shall lapse upon the completion of the Restricted Period with respect to specific shares of Restricted Stock and the Participant's right to such shares shall vest on such date or, if earlier, on the date that the Participant's employment terminates on account of the death, Disability or Retirement of the Participant. The Company shall deliver to the Participant, or the Beneficiary of such Participant, if applicable, within 30 days of the termination of the Restricted Period, the number of shares of Stock that were awarded to the Participant as Restricted Stock and with respect to which the restrictions imposed under Section 2.6(c) have lapsed, less any stock returned by the Company to satisfy tax withholding pursuant to Section 2.2(f), if applicable.

          (e) Except as provided in Sections 2.6(d) and (f), if the Participant's continuous employment with the Company or a Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions shall thereupon be forfeited by the Participant and transferred to, and reacquired by, the Company or a Subsidiary at no cost to the Company or Subsidiary.

          (f) The Committee shall have the authority (and the instrument evidencing an award of Restricted Stock may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded to an employee hereunder on such terms and conditions as the Committee may deem appropriate.

          (g) In the event of a Change in Control, all restrictions on any outstanding shares of Restricted Stock shall lapse as of the date of such Change in Control.

ARTICLE III - GENERAL PROVISIONS

3.1      Authority

         Appropriate officers of the Company designated by the Committee are authorized to execute and deliver option agreements, and amendments thereto, in the name of the Company, as directed from time to time by the Committee.

3.2 Adjustments in the Event of Change in Common Stock of the Company

         In the event of any change in the Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Stock at a price substantially below Fair Market Value, or of any similar change affecting the Stock, the number and kind of shares which thereafter may be obtained and sold under the Plan and the number and kind of shares subject to options in outstanding option agreements and the purchase price per share thereof and the number of shares of Restricted Stock awarded pursuant to Section 2.6(a) with respect to which all restrictions have not lapsed, shall be appropriately adjusted consistent with such change in such manner as the Board in its discretion may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan. Any fractional shares resulting from such adjustments shall be eliminated. However, without the consent of the Optionee, no adjustment shall be made in the terms of an ISO which would disqualify it from treatment under Section 421(a) of the Code or would be considered a modification, extension or renewal of an option under Section 425(h) of the Code.

3.3      Rights of Employees

         The Plan and any  option  or award  granted  under  the Plan  shall not confer upon any Optionee or Participant any right with respect to continuance of employment by the Company or any Subsidiary nor shall they interfere in any way with the right of the Company or Subsidiary by which an Optionee or Participant is employed to terminate his employment at any time. The Company shall not be obligated to issue Stock pursuant to an option or an award of Restricted Stock for which the restrictions hereunder have lapsed if such issuance would constitute a violation of any applicable law. No Optionee shall have any rights as a stockholder with respect to any shares subject to his option prior to the date of issuance to such optionee of a certificate or certificates for such shares. Except as provided herein, no Participant shall have any rights as a stockholder with respect to any shares of Restricted Stock awarded to such participant.

3.4      Amendment, Suspension and Discontinuance of the Plan

         The Board may from time to time amend, suspend or discontinue the Plan, provided that the Board may not, without the approval of the holders of a majority of the outstanding shares entitled to vote, take any of the following actions unless such actions fall within the provisions of
         Section 3.2 herein:

          (a)  increase the number of shares  reserved  for options  pursuant to
               Section 1.5;

          (b) alter in any way the class of persons eligible to participate in the Plan;

          (c) permit the granting of any option at an option price less than that provided under Section 2.2(b) hereof; or

          (d) extend the term of the Plan or the term during which any option may be granted or exercised.

         No amendment, suspension or discontinuance of the Plan shall impair an Optionee's rights under an option previously granted to an Optionee without the Optionee's consent.

3.5      Governing Law

         This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Connecticut.

3.6      Effective Date of the Plan

         The Plan as amended and restated shall be effective on January 1, 1987, subject to the requisite approval of stockholders. No option shall be granted pursuant to this Plan later than April 15, 1995, but options granted before such date may extend beyond it in accordance with their terms and the terms of the Plan.